                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............  11
Statement of Operations..........................  12
Statement of Changes in Net Assets...............  13
Financial Highlights.............................  14
Notes to Financial Statements....................  15
Report of Independent Accountants................  20
Dividend Reinvestment Plan.......................  21

VKA ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained                        [PHOTO]
momentum, causing the bond market to
sell off. But by the second half of the   DENNIS J. MCDONNELL AND DON G. POWELL
year, the pattern reversed. Growth
slowed and bonds recovered much of
their earlier losses.
    This kind of volatility is not
unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW
    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                  [CREDIT QUALITY GRAPH]



PORTFOLIO COMPOSITION BY CREDIT QUALITY AS OF OCTOBER 31, 1996

A...............19.9%
AA..............13.2%
AAA.............45.5%
B................0.6%
BB...............4.6%
BBB.............16.2%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 6.92 percent(3), based on the closing stock price of $14.750 per common share as of October 31, 1996. For shareholders in the federal income tax bracket of 36 percent, this distribution rate is equivalent to a yield of 10.81 percent(4) on a taxable investment.
    The Trust's one-year total return was 9.88 percent(1), including reinvestment of all dividends, reflecting a 2.6 percent increase in market price for the period ended October 31, 1996.

               Top Five Portfolio Holdings by Industry as of October
               31, 1996

                    Single-Family Housing............. 17.0%
                    Transportation.................... 11.5%
                    Health Care....................... 10.8%
                    Industrial Revenue................ 10.8%
                    Higher Education................... 8.7%


ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time.

                                                         Continued on page three

The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,

    [SIG]
----------------------------------
    Don G. Powell

    Chairman
    Van Kampen American Capital
    Investment Advisory Corp.

    [SIG]
----------------------------------
    Dennis J. McDonnell

    President
    Van Kampen American Capital
    Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

          VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKA)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............    9.88%
One-year total return based on NAV(2).....................    7.22%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    6.92%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................   10.81%

 SHARE VALUATIONS

Net asset value...........................................  $ 15.68
Closing common stock price................................  $14.750
One-year high common stock price (02/13/96)...............  $15.375
One-year low common stock price (07/15/96)................  $14.000
Preferred share (Series A) rate(5)........................   3.385%
Preferred share (Series B) rate(5)........................   3.384%
Preferred share (Series C) rate(5)........................   3.400%
Preferred share (Series D) rate(5)........................   3.374%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALABAMA  1.2%
$ 6,050  Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
         Ser A (AMBAC Insd)...............................   5.000%    08/15/15 $ 5,634,244
                                                                                ------------
         ALASKA  1.8%
 10,000  Alaska St Hsg Fin Corp Ser A Rfdg................   5.000     12/01/18   8,941,800
                                                                                ------------
         ARIZONA  1.0%
  4,585  Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd)......   7.250     07/15/10   5,088,020
                                                                                ------------
         CALIFORNIA  4.3%
  4,215  California Hlth Fac Fin Auth Rev Kaiser
         Permanente Med Cent..............................   5.450     10/01/13   4,068,107
  5,000  California St Pub Wks Brd Lease Rev Var CA St
         Univ Projs Ser A.................................   5.250     12/01/13   4,748,300
  2,500  Los Angeles Cnty, CA Pub Wks Fin Auth Rev Cap
         Constr Rfdg (AMBAC Insd).........................   5.000     03/01/11   2,390,100
  7,500  Los Angeles Cnty, CA Tran Comm Sales Tax Rev Prop
         C Ser A (Prerefunded @ 07/01/02).................   6.500     07/01/20   8,401,050
  1,500  Orange Cnty, CA Recovery Ctfs Ser A (MBIA
         Insd)............................................   6.000     07/01/07   1,623,375
                                                                                ------------
                                                                                 21,230,932
                                                                                ------------
         COLORADO  3.9%
  8,500  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser C.................................       *     08/31/26   1,000,110
  2,595  Colorado Hsg Fin Auth Single Family Pgm Sr Ser
         B1...............................................   7.900     12/01/25   2,937,981
  1,700  Colorado Hsg Fin Auth Single Family Pgm Sr Ser D1
         Rfdg.............................................   8.000     12/01/24   1,922,853
  5,695  Colorado Hsg Fin Auth Single Family Pgm Sr Ser E.   8.125     12/01/24   6,390,701
  2,000  Denver, CO City & Cnty Arpt Rev Ser B............   7.500     11/15/25   2,089,080
  3,215  Denver, CO City & Cnty Arpt Rev Ser C............   6.350     11/15/01   3,395,908
  1,000  Meridian Metro Dist CO Peninsular & Oriental
         Steam Navig Co Rfdg..............................   7.500     12/01/11   1,101,000
                                                                                ------------
                                                                                 18,837,633
                                                                                ------------
         DISTRICT OF COLUMBIA 1.1%
  5,000  District of Columbia Rev Howard Univ Ser A (MBIA
         Insd)............................................   7.250     10/01/20   5,522,050
                                                                                ------------
         GEORGIA  1.1%
  1,000  Atlanta, GA Spl Purp Fac Rev Delta Airls Ser B...   7.900     12/01/18   1,065,770
  3,770  Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
         Oglethorpe Pwr Corp Scherer Ser A................   6.800     01/01/12   4,261,043
                                                                                ------------
                                                                                  5,326,813
                                                                                ------------
         HAWAII  1.5%
  5,045  Hawaii St Arpt Sys Rev 2nd Ser (FGIC Insd).......   7.500     07/01/20   5,538,451
  1,705  Hawaii St Hsg Fin & Dev Corp Single Family Mtg
         Purp Rev Ser A (FHA Gtd).........................   8.125     07/01/17   1,780,429
                                                                                ------------
                                                                                  7,318,880
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
-----------------------------------------------------------------------------------------------
         ILLINOIS  6.7%
$ 1,620  Aurora, IL Single Family Mtg Rev Ser B Rfdg (GNMA
         Collateralized)..................................   8.050%    09/01/25 $ 1,819,892
  4,000  Chicago, IL O'Hare Intl Arpt Rev Genl Arpt Second
         Lien Ser A (AMBAC Insd)..........................   5.500     01/01/16   3,828,480
  3,000  Chicago, IL O'Hare Intl Arpt Spl Fac Rev American
         Airls Inc Proj Ser B.............................   7.875     11/01/25   3,235,560
  5,000  Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
         Terminal (MBIA Insd).............................   6.750     01/01/18   5,361,000
  5,000  Chicago, IL Sch Fin Auth Ser A (MBIA Insd) (c)...   5.000     06/01/09   4,788,000
  3,000  Cicero, IL (MBIA Insd)...........................   6.500     12/01/14   3,295,230
  3,545  Illinois Edl Fac Auth Rev Lake Forest College
         (FSA Insd).......................................   6.750     10/01/21   3,878,478
  5,000  Regional Tran Auth IL Ser B (AMBAC Insd).........   8.000     06/01/17   6,495,200
                                                                                ------------
                                                                                 32,701,840
                                                                                ------------
         INDIANA  2.2%
  4,000  Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosp
         Proj
         (MBIA Insd)......................................   6.850     07/01/22   4,405,720
  2,000  Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl
         Hosp Rfdg (FSA Insd).............................   7.000     08/15/15   2,331,620
  4,000  Saint Joseph Cnty, IN Edl Fac Rev Univ Notre Dame
         Du Lac Proj......................................   5.550     03/01/26   3,883,520
                                                                                ------------
                                                                                 10,620,860
                                                                                ------------
         KANSAS  2.2%
  5,500  Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
         Proj Rfdg (MBIA Insd)............................   7.000     06/01/31   6,067,600
  1,395  Sedgwick & Shawnee Cntys, KS Single Family Rev
         Coll Mtg Ser A Rfdg (GNMA Collateralized)........   8.050     05/01/24   1,556,932
  2,936  Sedgwick Cnty, KS Single Family Mtg Rev Coll Ser
         A Rfdg (GNMA Collateralized).....................   8.125     05/01/24   3,277,133
                                                                                ------------
                                                                                 10,901,665
                                                                                ------------
         KENTUCKY  2.1%
  3,750  Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
         Airls Proj Ser A.................................   7.125     02/01/21   3,944,475
  2,000  Kentucky Hsg Corp Hsg Rev Ser E..................   6.300     01/01/28   2,027,840
  4,450  Louisville & Jefferson Cnty, KY Metro Swr Dist
         Drainage Rev Rfdg (MBIA Insd)....................   5.300     05/15/19   4,255,491
                                                                                ------------
                                                                                 10,227,806
                                                                                ------------
         LOUISIANA  2.0%
  1,500  Ernest N Morial New Orleans Louisiana Exhibition
         Hall Auth Spl Tax (MBIA Insd)....................   5.600     07/15/25   1,475,655
  1,950  Louisiana Hsg Fin Agy Mtg Rev Multi-Family
         Emerald Pointe Apts (FHA Gtd)....................   7.100     11/01/33   2,045,238
  2,515  Louisiana Hsg Fin Agy Mtg Rev Single Family
         Access Pgm Ser B (GNMA Collateralized)...........   8.000     03/01/25   2,842,830

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
         LOUISIANA (CONTINUED)
$ 3,000  Saint Charles Parish, LA Environmental Impt Rev
         LA Pwr & Lt Co Ser A (AMBAC Insd)................   6.875%    07/01/24 $ 3,319,380
                                                                                ------------
                                                                                  9,683,103
                                                                                ------------
         MARYLAND  1.9%
  9,000  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
         Single Family Pgm 3rd Ser (FHA Gtd)..............   7.375     04/01/26   9,307,890
                                                                                ------------
         MASSACHUSETTS  3.1%
  2,500  Chelsea, MA Sch Proj Ln Act 1948 (AMBAC Insd)....   6.500     06/15/12   2,733,525
  3,955  Massachusetts Bay Tran Auth MA Genl Tran Sys Ser
         A Rfdg...........................................   5.500     03/01/12   3,968,922
  2,250  Massachusetts Bay Tran Auth MA Genl Tran Sys Ser
         B Rfdg (MBIA Insd)(c)............................   6.000     03/01/10   2,349,405
  3,500  Massachusetts Muni Whsl Elec Co Pwr Supply Sys
         Rev Ser A Rfdg (AMBAC Insd)......................   5.000     07/01/10   3,347,715
  3,250  Massachusetts St Hlth & Edl Fac Auth Rev Saint
         Mem Med Cent Ser A...............................   6.000     10/01/23   2,700,652
                                                                                ------------
                                                                                 15,100,219
                                                                                ------------
         MICHIGAN  4.1%
  1,680  Michigan Higher Edl Fac Auth Rev Ltd Oblig Hope
         College Proj Rfdg (Connie Lee Insd)..............   7.000     10/01/14   1,873,133
  3,350  Michigan St Hosp Fin Auth Rev Hosp Mid-MI Oblig
         Group............................................   6.800     12/01/14   3,546,913
 10,900  Michigan St Hsg Dev Auth Rental Hsg Rev Ser A
         Rfdg.............................................   6.600     04/01/12  11,285,860
  3,000  Michigan St Strategic Fund Ltd Oblig Rev Ser CC
         Rfdg (FGIC Insd).................................   6.950     09/01/21   3,285,240
                                                                                ------------
                                                                                 19,991,146
                                                                                ------------
         MISSISSIPPI  2.9%
  6,795  Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser B (GNMA Collateralized)...........   7.900     03/01/25   7,585,938
  2,510  Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser C (GNMA Collateralized)...........   8.125     12/01/24   2,799,403
  3,560  Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser E (GNMA Collateralized)...........   8.100     12/01/25   3,963,704
                                                                                ------------
                                                                                 14,349,045
                                                                                ------------
         MISSOURI  0.5%
  2,100  Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
         Insd)............................................   6.900     09/01/10   2,336,145
                                                                                ------------
         NEW JERSEY  5.4%
 10,000  New Jersey Econ Dev Auth St Contract Econ
         Recovery (Embedded Cap) (MBIA Insd)..............   5.900     03/15/21  10,364,700
  8,000  New Jersey Econ Dev Auth Wtr Fac Rev NJ American
         Wtr Co Inc Proj Ser A (FGIC Insd)................   6.875     11/01/34   8,827,120
  2,000  New Jersey St Hwy Auth Garden St Pkwy Genl Rev Sr
         Pkwy.............................................   6.250     01/01/14   2,084,660
  4,650  Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
         Svc Elec & Gas Ser D Rfdg (MBIA Insd)............   6.550     10/01/29   5,065,664
                                                                                ------------
                                                                                 26,342,144
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
         NEW YORK  23.9%
$ 1,500  Broome Cnty, NY Ctfs Partn Pub Safety Fac (MBIA
         Insd) (c)........................................   5.250%    04/01/15 $ 1,439,250
  1,500  Metropolitan Tran Auth NY Tran Fac Rev Ser K
         Rfdg.............................................   6.250     07/01/11   1,549,110
  4,250  New York City Indl Dev Agy Civic Fac Rev USTA
         Natl Tennis Cent Proj (FSA Insd).................   6.375     11/15/14   4,552,473
  8,750  New York City Muni Wtr Fin Auth Ser A............   5.500     06/15/24   8,384,250
  2,700  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
         Ser A Rfdg.......................................   5.500     06/15/23   2,588,868
     10  New York City Ser A..............................   8.000     08/15/19      11,265
 10,000  New York City Ser B (Embedded Cap)...............   6.600     10/01/16  10,231,200
  1,650  New York City Ser C..............................   7.125     08/15/12   1,751,030
  1,325  New York City Ser C..............................   7.000     08/15/16   1,427,966
  2,800  New York City Ser C..............................   7.250     08/15/24   2,979,928
     75  New York City Ser C (Prerefunded @ 08/15/01).....   7.250     08/15/24      83,465
  3,970  New York St Dorm Auth Rev City Univ Ser F........   5.000     07/01/14   3,523,018
  2,600  New York St Dorm Auth Rev Cons City Univ Sys 2nd
         Genl Ser A.......................................   5.750     07/01/13   2,591,498
  5,050  New York St Dorm Auth Rev Cons City Univ Sys 2nd
         Genl Ser B.......................................   5.375     07/01/07   4,937,486
  2,000  New York St Dorm Auth Rev Cons City Univ Sys Ser
         A................................................   5.625     07/01/16   1,953,360
  4,050  New York St Dorm Auth Rev Court Fac Lease Ser A..   5.300     05/15/07   3,992,126
  5,000  New York St Dorm Auth Rev St Univ Edl Fac Ser A
         Rfdg.............................................   5.500     05/15/08   4,966,150
  2,000  New York St Dorm Auth Rev St Univ Edl Fac Ser B
         Rfdg.............................................   7.500     05/15/11   2,341,860
  3,000  New York St Energy Resh & Dev Auth Elec Fac Rev
         Cons Edison Co of NY Inc Proj Ser A..............   6.750     01/15/27   3,133,860
     15  New York St Med Care Fac Fin Agy Rev (Prerefunded
         @ 02/15/01)......................................   7.500     02/15/21      17,012
  4,160  New York St Med Care Fac Fin Agy Rev Mental Hlth
         Services Fac Ser A...............................   7.500     02/15/21   4,633,283
  2,270  New York St Med Care Fac Fin Agy Rev Mental Hlth
         Services Impt Ser B..............................   7.375     02/15/14   2,437,889
  5,000  New York St Med Care Fac Fin Agy Rev NY Downtown
         Hosp Ser A.......................................   6.800     02/15/20   5,178,150
  6,750  New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd)...............................   6.300     08/15/06   7,430,332
  7,000  New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd)...............................   6.400     08/15/07   7,702,940
  2,000  New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd)...............................   6.600     02/15/11   2,184,880
  3,000  New York St Pwr Auth Rev & Genl Purp Ser Y.......   6.750     01/01/18   3,261,000
  5,695  New York St Thruway Auth Svc Contract Rev Loc Hwy
         & Brdg...........................................   5.750     04/01/08   5,746,880
  7,500  New York St Thruway Auth Svc Contract Rev Loc Hwy
         & Brdg...........................................   5.250     04/01/13   6,961,650
  7,405  New York St Urban Dev Corp Rev Correctional Cap
         Fac Ser 6........................................   5.250     01/01/11   6,939,744
  2,000  Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
         X................................................   6.500     01/01/19   2,159,620
                                                                                ------------
                                                                                117,091,543
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
-------------------------------------------------------------------------------------------------
         NORTH CAROLINA  5.4%
$10,000  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser
         B Rfdg (Embedded Cap) (c)........................   6.000%    01/01/14 $ 9,810,200
  5,000  North Carolina Med Care Comm Cap Apprec Duke Univ
         Hosp Ser C.......................................   5.250     06/01/21   4,764,450
 11,000  North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
         (MBIA Insd)......................................   6.000     01/01/12  11,741,290
                                                                                ------------
                                                                                 26,315,940
                                                                                ------------
         OHIO  0.2%
  1,000  Marion Cnty Ohio Hosp Impt Rev Rfdg Cnty Hosp....   6.375     05/15/11   1,008,910
                                                                                ------------
         OKLAHOMA  1.1%
  3,465  Cent Oklahoma Tran & Pkg Auth Rfdg Pkg Sys (FSA
         Insd)............................................   5.250     07/01/16   3,335,236
  2,000  Oklahoma City, OK Indl & Cultural Fac Trust Rev
         Dist Heating & Cooling Trigen....................   6.750     09/15/17   2,056,020
                                                                                ------------
                                                                                  5,391,256
                                                                                ------------
         OREGON  0.5%
  2,000  Emerald Peoples Util Dist OR Elec Sys Rev (FGIC
         Insd)............................................   7.350     11/01/11   2,423,880
                                                                                ------------
         PENNSYLVANIA  0.9%
  4,000  Pennsylvania Intergovt Coop Auth Spl Tax Rev
         Philadelphia Funding Pgm (Prerefunded @ 06/15/05)
         (FGIC Insd)......................................   6.750     06/15/21   4,522,560
                                                                                ------------
         RHODE ISLAND  1.6%
  7,800  Rhode Island Hsg & Mtg Fin Corp Homeownership
         Oppty Ser 5......................................   6.400     04/01/24   7,920,978
                                                                                ------------
         TENNESSEE  1.1%
  5,000  Tennessee Hsg Dev Agy Homeownership Proj T.......   7.375     07/01/23   5,222,050
                                                                                ------------
         TEXAS  6.6%
  3,000  Austin, TX Util Sys Rev Rfdg Comb Ser B (MBIA
         Insd)............................................   5.625     11/15/25   2,978,700
  4,000  Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Utils Elec Co Proj Ser A.........................   7.875     03/01/21   4,438,560
  1,000  Brazos, TX Higher Edl Auth Inc Student Ln Rev
         Subser A2 Rfdg...................................   6.800     12/01/04   1,087,940
  1,160  Brazos, TX Higher Edl Auth Inc Student Ln Rev
         Subser C2 Rfdg...................................   7.100     11/01/04   1,283,563
  5,000  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
         American Airls Inc...............................   7.250     11/01/30   5,346,450
  5,340  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
         Delta Airls Inc..................................   7.625     11/01/21   5,759,991
  1,500  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
         Delta Airls Inc..................................   7.125     11/01/26   1,564,560
  5,140  Little Elm, TX Indpt Sch Dist Rfdg (PSFG Insd)...   6.750     08/15/29   5,774,893
  2,000  Tarrant Cnty, TX Jr College Dist.................   5.050     02/15/10   1,938,300
  2,000  Texas St Dept Hsg & Cmnty Affairs Single Family
         Rev Mtg Jr Lien Ser A Rfdg.......................   8.100     09/01/15   2,209,240
                                                                                ------------
                                                                                 32,382,197
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
         UTAH  0.6%
$ 1,500  Intermountain Pwr Agy UT Pwr Supply Rev Ser B
         Rfdg (MBIA Insd) (b).............................   5.750%    07/01/19 $ 1,465,170
  1,525  Salt Lake City, UT Arpt Rev Delta Airls Inc
         Proj.............................................   7.900     06/01/17   1,614,823
                                                                                ------------
                                                                                  3,079,993
                                                                                ------------
         WASHINGTON  1.1%
  1,400  King Cnty, WA Hsg Auth Pooled Sr Ser A Rfdg......   6.700     03/01/15   1,466,822
  3,450  Washington St Pub Pwr Supply Sys Nuclear Proj No
         2 Rev Ser B Rfdg (FSA Insd)......................   7.000     07/01/12   3,813,561
                                                                                ------------
                                                                                  5,280,383
                                                                                ------------
         WEST VIRGINIA  2.6%
  2,500  Berkeley Cnty, WV Bldg Comm Hosp Rev City Hosp
         Proj.............................................   6.500     11/01/22   2,519,825
  5,000  Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
         Ser C Rfdg (MBIA Insd)...........................   6.850     06/01/22   5,553,800
  2,000  West Virginia St Hsg Dev Fund Hsg Fin Ser A......   5.550     05/01/17   1,949,840
  2,695  West Virginia St Hsg Dev Fund Hsg Fin Ser A......   5.450     11/01/21   2,588,467
                                                                                ------------
                                                                                 12,611,932
                                                                                ------------
         WISCONSIN  1.7%
  5,000  Madison, WI Indl Dev Rev Madison Gas & Elec Co
         Proj Ser A.......................................   6.750     04/01/27   5,318,900
  3,000  Wisconsin Hsg & Econ Dev Auth Homeownership Rev
         Ser A............................................   6.450     03/01/17   3,097,260
                                                                                ------------
                                                                                  8,416,160
                                                                                ------------
         WYOMING  0.5%
  2,370  Wyoming Cmnty Dev Auth Insd Single Family Mtg Ser
         B................................................   6.700     06/01/17   2,483,973
                                                                                ------------
         PUERTO RICO  2.4%
  1,000  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
         Rfdg.............................................   5.750     07/01/18     984,700
 10,000  Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
         Cap) (FSA Insd)..................................   6.250     07/01/21  10,955,100
                                                                                ------------
                                                                                 11,939,800
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  99.2%
  (Cost $457,897,493)(a)....................................................... 485,553,790
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%....................................   4,132,075
                                                                                ------------
NET ASSETS  100.0%............................................................. $489,685,865
                                                                                ============

 * Zero coupon bond

(a) At October 31, 1996, for federal income tax purposes, cost is $457,980,793, the aggregate gross unrealized appreciation is $28,229,671 and the aggregate gross unrealized depreciation is $963,731, resulting in net unrealized appreciation of $27,265,940.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $457,897,493) (Note 1)..............   $485,553,790
Receivables:
  Interest.............................................................      8,354,919
  Investments Sold.....................................................      2,626,547
Unamortized Organizational Expenses (Note 1)...........................          7,168
Other..................................................................          7,037
                                                                          ------------
      Total Assets.....................................................    496,549,461
                                                                          ------------
LIABILITIES:
Payables:
  Securities Purchased.................................................      5,236,462
  Income Distributions--Common and Preferred Shares....................        481,848
  Custodian Bank.......................................................        470,555
  Investment Advisory Fee (Note 2).....................................        269,220
  Administrative Fee (Note 2)..........................................         82,837
  Variation Margin on Futures (Note 4).................................         40,625
  Affiliates (Note 2)..................................................         35,228
Accrued Expenses.......................................................        201,982
Deferred Compensation and Retirement Plans (Note 2)....................         44,839
                                                                          ------------
      Total Liabilities................................................      6,863,596
                                                                          ------------
NET ASSETS.............................................................   $489,685,865
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 3,800
  issued with liquidation preference of $50,000 per share) (Note 5)....   $190,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  19,106,785 shares issued and outstanding)............................        191,068
Paid in Surplus........................................................    282,031,706
Net Unrealized Appreciation on Securities..............................     27,349,240
Accumulated Undistributed Net Investment Income........................      2,188,042
Accumulated Net Realized Loss on Securities............................    (12,074,191)
                                                                          ------------
  Net Assets Applicable to Common Shares...............................    299,685,865
                                                                          ------------
NET ASSETS.............................................................   $489,685,865
                                                                           ===========
NET ASSET VALUE PER COMMON SHARE ($299,685,865 divided
  by 19,106,785 shares outstanding)....................................   $      15.68
                                                                           ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...............................................................   $ 29,817,705
                                                                          ------------
EXPENSES:
Investment Advisory Fee (Note 2).......................................      3,172,711
Administrative Fee (Note 2)............................................        976,219
Preferred Share Maintenance (Note 5)...................................        542,749
Legal (Note 2).........................................................         26,352
Trustees Fees and Expenses (Note 2)....................................         23,590
Amortization of Organizational Expenses (Note 1).......................          8,019
Other..................................................................        371,568
                                                                          ------------
    Total Expenses.....................................................      5,121,208
                                                                          ------------
NET INVESTMENT INCOME..................................................   $ 24,696,497
                                                                          ============
NET REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments..........................................................   $  1,827,609
  Options..............................................................       (146,550)
  Futures..............................................................        122,296
                                                                          ------------
Net Realized Gain on Securities........................................      1,803,355
                                                                          ------------
Net Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period..............................................     26,078,502
                                                                          ------------
  End of the Period:
  Investments..........................................................     27,656,297
  Futures..............................................................       (307,057)
                                                                          ------------
                                                                            27,349,240
                                                                          ------------
Net Unrealized Appreciation on Securities During the Period............      1,270,738
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.........................   $  3,074,093
                                                                          ============
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................   $ 27,770,590
                                                                          ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                             Year Ended         Year Ended
                                                       October 31, 1996   October 31, 1995
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................     $ 24,696,497      $ 25,402,707
Net Realized Gain/Loss on Securities...................        1,803,355        (6,748,931)
Net Unrealized Appreciation on Securities During the
  Period...............................................        1,270,738        39,257,119
                                                            ------------      ------------
Change in Net Assets from Operations...................       27,770,590        57,910,895
                                                            ------------      ------------
Distributions from Net Investment Income:
  Common Shares........................................      (19,488,524)      (19,488,668)
  Preferred Shares.....................................       (6,886,821)       (7,480,198)
                                                            ------------      ------------
Total Distributions....................................      (26,375,345)      (26,968,866)
                                                            ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....        1,395,245        30,942,029
NET ASSETS:
Beginning of the Period................................      488,290,620       457,348,591
                                                            ------------      ------------
End of the Period (Including undistributed net
  investment income of $2,188,042 and $3,866,890,
  respectively)........................................     $489,685,865      $488,290,620
                                                            ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                               September 25, 1992
                                                                                    (Commencement
                                             Year Ended October 31                  of Investment
                                     -------------------------------------         Operations) to
                                        1996      1995      1994      1993   October 31, 1992 (a)
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)........................ $15.612   $13.992   $17.177   $14.587               $ 14.771
                                     --------  --------  --------  --------              --------
  Net Investment Income.............   1.293     1.330     1.354     1.369                   .056
  Net Realized and Unrealized
    Gain/Loss on Securities.........    .159     1.701    (3.148)    2.408                  (.237)
                                     --------  --------  --------  --------              --------
Total from Investment Operations....   1.452     3.031    (1.794)    3.777                  (.181)
                                     --------  --------  --------  --------              --------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders.....   1.020     1.020     1.020      .884                    -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders........    .360      .391      .285      .303                   .003
  Distributions from Net Realized
    Gain on Securities: Paid to
    Common Shareholders (Note 1)....     -0-       -0-      .067       -0-                    -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders........     -0-       -0-      .019       -0-                    -0-
                                     --------  --------  --------  --------              --------
Total Distributions.................   1.380     1.411     1.391     1.187                   .003
                                     --------  --------  --------  --------              --------
Net Asset Value, End of the
  Period............................ $15.684   $15.612   $13.992   $17.177               $ 14.587
                                     ========  ========  ========  ========              ========
Market Price Per Share at End of the
  Period............................ $14.750   $14.375   $12.750   $16.000               $ 13.875
Total Investment Return at Market
  Price (b).........................   9.88%    21.06%   (14.17%)   22.08%                 (7.50%)*
Total Return at Net Asset Value
  (c)...............................   7.22%    19.46%   (12.71%)   24.24%                 (2.73%)*
Net Assets at End of the Period (In
  millions)......................... $ 489.7   $ 488.3   $ 457.3   $ 518.2               $  468.7
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares............................   1.72%     1.72%     1.64%     1.66%                  1.12%
Ratio of Expenses to Average Net
  Assets............................   1.05%     1.03%     1.00%     1.03%                  1.00%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d).................   5.99%     6.31%     6.81%     6.57%                  3.52%
Portfolio Turnover..................     37%       79%      133%      112%                    15%*



(a) Net asset value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Advantage Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in

                                October 31, 1996
--------------------------------------------------------------------------------

connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending September 24, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $12,297,947, which will expire between October 31, 2002 and 2003. Accumulated net realized loss differs for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1996, 98.7% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include

                                October 31, 1996
--------------------------------------------------------------------------------

record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $67,600 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $180,141,107 and $186,229,346, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a

                                October 31, 1996
--------------------------------------------------------------------------------

specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1996, were as follows:

                                                   CONTRACTS      PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1995.................         -0-    $     -0-
Options Written and Purchased (Net).............         250     (146,550)
Options Expired (Net)...........................        (250)     146,550
                                                         ----   ---------
Outstanding at October 31, 1996.................         -0-    $     -0-
                                                         ===    =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

    Transactions in futures contracts for the year ended October 31, 1996, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1995.............................       -0-
Futures Opened..............................................       800
Futures Closed..............................................      (700)
                                                                  ====
Outstanding at October 31, 1996.............................       100
                                                                  ====

    The futures contracts outstanding as of October 31, 1996, and the description and unrealized depreciation are as follows:

                                                              UNREALIZED
                                                CONTRACTS    DEPRECIATION
-------------------------------------------------------------------------
U.S. Treasury Long Bond Future Dec 1996--
  Sells to Open..............................         100      $307,057
                                                      ===      ========

                                October 31, 1996
--------------------------------------------------------------------------------

C. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 1,000 shares while Series D contains 800 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on October 31, 1996 was 3.386%. During the year ended October 31, 1996, the rates ranged from 3.33% to 4.50%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Advantage Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Advantage Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Advantage Municipal Income Trust as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1996

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

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                     2800 Post Oak Blvd., Houston, TX 77056

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

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

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

          VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President



INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of David C. Arch as elected trustee by the common shareholders of the Trust, 16,650,201 shares voted in his favor, 176,529 withheld. With regard to the election of Howard J Kerr as elected trustee by the common shareholders of the Trust, 16,646,820 shares voted in his favor, 179,910 withheld. With regard to the election of Dennis J. McDonnell as elected trustee by the common shareholders of the Trust, 16,650,188 shares voted in his favor, 176,542 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 16,468,225 voted in favor, 224,038 voted against and 137,795 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 15,563,460 shares voted for the proposal, 226,747 voted against and 377,855 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 7,185,958 shares voted for the proposal, 309,234 voted against and 409,644 abstained.

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          VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

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